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                                                                   EXHIBIT 10.14


                             SECURITIES PLEDGE AGREEMENT



    THIS AGREEMENT made as of September 18, 1997 by and between TELETRAC HOLDINGS, INC., a Delaware corporation (the "PLEDGOR"); and FLEET NATIONAL BANK, as agent (in such capacity as agent, together with its successors and assigns in such capacity, the "AGENT") for the benefit of the financial institutions and other Persons which are or which become Lenders under, and as defined in, the Credit Agreement referred to below and any Affiliates of such Lenders with whom the Borrower (as defined below) shall maintain any Rate Hedging Obligations (collectively with the Lenders, the "SECURED PARTIES").

                                       RECITALS

    A. The Pledgor is the owner of 100% of the issued and outstanding shares of capital stock of Teletrac, Inc. a Delaware corporation (the "BORROWER").

    B. The Borrower, the Lenders, the Agent, as Documentation Agent for the Lenders, and Banque Paribas, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") are entering into a Credit Agreement of even date herewith (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") pursuant to which the Lenders are extending credit to the Borrower. In addition, the Borrower, from time to time, may be obligated to one or more of the Lenders or any Affiliates of such Lenders in respect of Rate Hedging Obligations. Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

    C. The Borrower's obligations to the Agent and the Lenders under the Credit Agreement are guaranteed by the Pledgor pursuant to the Unlimited Guaranty of Pledgor in favor of the Agent, for the benefit of the Lenders dated as of the date hereof (as the same may be amended, restated, renewed, replaced, supplemented or otherwise modified from time to time, the "GUARANTY").

    D. It is a condition to such Secured Parties' willingness to enter into the Credit Agreement and provide to the Borrower the financing contemplated thereby and to extend credit to the Borrower that would constitute Rate Hedging Obligations that the Pledgor shall have pledged to the Secured Parties and the Agent, for the benefit of the Secured Parties, all of the issued and outstanding capital stock of the Borrower standing in its name.

    E. The Pledgor will benefit materially from the extension of credit to the Borrower contemplated by the Credit Agreement and, as a material inducement to the Secured Parties to enter into the Credit Agreement and to extend credit to the Borrower as contemplated thereby and in respect of Rate Hedging Obligations, wishes hereby to pledge to the Agent and the Secured Parties all of the capital stock of the Borrower standing in its name.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

    SECTION 1.  PLEDGE.

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    For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgor hereby delivers, pledges, grants security interests in and assigns to the Agent and each of the Secured Parties the securities, shares of capital stock, warrants and options of the Borrower standing in the Pledgor's name as more particularly described on EXHIBIT A attached hereto and all proceeds thereof (all in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignments in blank, and any required transfer tax stamps) as collateral security for (i) the performance of all the covenants and obligations of the Pledgor under the Guaranty; (ii) the due and punctual payment and performance of all obligations of the Borrower under the Credit Agreement; (iii) the due and punctual payment of the Notes, as defined in the Credit Agreement and issued pursuant thereto, to any of the Secured Parties, including, without limitation, all interest payable on the Notes at the interest rates provided therein and in the Credit Agreement, regardless of the extent allowed as a claim in any proceeding in respect of the bankruptcy, reorganization or insolvency of any Borrower (a "REORGANIZATION");
(iv) the due and punctual payment of the Borrower's notes or instruments as may hereafter from time to time be issued in addition to, in place of or in amendment of the Notes under the Credit Agreement, including, without limitation, all interest payable on such notes or instruments at the interest rates provided therein, regardless of the extent allowed as a claim in any Reorganization; (v) the payment and performance of all indebtedness, liabilities and obligations of the Borrower and the Pledgor under the other Security Documents contemplated by the Credit Agreement; (vi) the payment and performance of all obligations, indebtedness and liabilities of the Borrower's affiliates to any of the Agent, the Administrative Agent or the Secured Parties under the other Security Documents contemplated by the Credit Agreement; (vii) the performance of all of the obligations of the Borrower to the Agent, the Administrative Agent and the Secured Parties contained in any of the Loan Documents, including without limitations all rate hedging obligations entered into with any of the Secured Parties; and (viii) the payment of all other future advances and other obligations of the Borrower to any of the Secured Parties, including without limitation any future loans and advances made to the Borrower by any of the Secured Parties prior to, during or following any Reorganization, and any and all other indebtedness, liabilities and obligations of the Borrower to any of the Secured Parties, the Agent or the Administrative Agent of every kind and description, direct, indirect or contingent, now or hereafter existing, due or to become due (all of the foregoing hereinafter called the "OBLIGATIONS").

    In the case of certificated securities, the Pledgor shall promptly pledge and deposit hereunder with the Agent, any certificates, stock, securities, warrants, options or other rights to acquire shares of the capital stock of the Borrower acquired by the Pledgor in addition to the securities referred to on EXHIBIT A attached hereto, whether by (i) new purchase or (ii) new issuance or by declaration of a dividend or distribution with respect to, or a split of, or conversion of, any securities now or hereafter held in pledge (all in suitable form for transfer by delivery or accompanied by (a) duly executed instruments of transfer or assignments in blank, and (b) any required transfer tax stamps). Such certificates, stock, equity securities, warrants, options, voting or other rights and all proceeds thereof shall stand pledged and assigned as collateral security for the Obligations in the same manner as the property described in the first paragraph hereof and this paragraph. Nothing contained in this SECTION 1 shall be deemed to permit any issuances of debt or equity securities, exercise of rights, distributions, payments or other actions not otherwise

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expressly permitted by the Credit Agreement.  (All of the property described in the first paragraph hereof and this paragraph is hereinafter collectively called the "PLEDGED SECURITIES".)

    SECTION 2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.

    The Pledgor hereby represents, warrants and covenants as follows:

         (a) Except for the security interest and pledge hereunder and any security interest and pledge permitted under the Credit Agreement,
    (i) the Pledgor is the sole legal and beneficial owner of the Pledged Securities and holds the Pledged Securities free and clear of any lien, security interest, encumbrance or restriction on transfer, (ii) there are no restrictions upon the voting rights of any of the Pledged Securities (other than as may be imposed by any federal, state or local governmental authorities), (iii) the Pledged Securities are duly and validly issued, fully paid and non-assessable and (iv) the Pledgor has the right to pledge said securities to the Agent hereunder free of any encumbrances.

         (b) The Pledgor shall promptly pay any and all taxes, assessments and governmental charges upon the Pledged Securities pledged by the Pledgor hereunder when due other than those contested in good faith by appropriate proceedings for which adequate funds for the payment thereof shall have been set aside.

         (c) The Pledgor shall not sell or otherwise assign, transfer or dispose of the Pledged Securities or any interest therein during such time as they shall be pledged to the Secured Parties as contemplated hereby.

         (d) The Pledgor shall keep the Pledged Securities free from any lien, security interest or encumbrance and shall take such actions reasonably necessary to protect such Pledged Securities against all claims and demands of all persons at any time claiming any interest therein.

         (e) The Pledged Securities are duly and validly issued, fully paid and nonassessable and each certificate or instrument evidencing the Pledged Securities is issued in the name of the Pledgor as described on EXHIBIT A.

         (f) The Pledged Securities represent, and the Pledgor is the legal and beneficial holder of, all of the issued and outstanding shares of capital stock of the Borrower.

         (g) SCHEDULE A accurately and completely lists the Pledgor's correct legal name and principal address and amount of shares of the Borrower's capital stock held in its name.

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         (h)  The Pledgor (a) is a corporation duly formed, validly existing and in good standing under the laws of its state of organization or formation, (b) has the power and authority to own its properties and to carry on its business as now being conducted and as presently contemplated, and (c) has the power and authority to execute and deliver, and perform its obligations under, this Agreement.

         (i) The execution and delivery of, and performance by the Pledgor of its obligations under, this Agreement, have been duly authorized by all requisite corporate action and will not violate any provisions of law, any order, judgment or decree of any court or other agency of government, including, without limitation, the FCC, or any indenture, agreement or other instrument to which the Pledgor is a party or by which the Pledgor is bound, or constitute (with due notice or lapse of time or both) a default under, or except as may be permitted under this Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Pledgor pursuant to, any such indenture, agreement or instrument.

         (j) This Agreement and the other agreements and instruments relating hereto constitute the valid and binding obligations of the Pledgor, enforceable against it in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or any other equitable remedy or relief to enforce any right under any such agreement.

    SECTION 3.  RIGHT TO RECEIVE DISTRIBUTIONS ON PLEDGED SECURITIES.

              (a)  Unless and until an Event of Default (as defined in SECTION
5) has occurred and is continuing and the Agent, at the Secured Parties' direction, shall have notified the Pledgor in writing of its election to exercise the Agent's rights under this SECTION 3, the Pledgor shall be entitled to receive and retain for its own use any and all dividends, interest and other payments and distributions made upon or with respect to the Pledged Securities (subject to any restrictions thereon set forth in the Credit Agreement or any other Loan Document referred to therein), except

              (i)     stock dividends or distributions;

              (ii) dividends payable in securities or other property (except cash dividends or distributions);

              (iii) dividends or distributions on dissolution or on partial or total liquidation or in connection with a reduction of capital, capital surplus or paid-in surplus; and

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              (iv)    any other securities issued with respect to or in lieu of
         the Pledged Securities in any manner whatsoever (whether upon conversion of any convertible securities included therein or through a split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of securities or otherwise).

All of the foregoing, together with all new, substituted or additional shares of capital stock, warrants, options, notes or other rights, or other securities issued in addition to or in respect of all or any of the Pledged Securities shall be delivered to the Agent hereunder as required by SECTION 1, to be held as collateral pursuant to the terms hereof in the same manner as the Pledged Securities delivered to the Agent on the date hereof. The Pledgor shall have the right to receive and retain all dividends, distributions, principal, interest and other payments made upon or with respect to the Pledged Securities, except those which the Agent is specifically authorized to receive as provided above, and the Agent at the Secured Parties' direction shall take all such action as may be necessary or appropriate to give effect to such right. From time to time upon receiving a written request from the Pledgor accompanied by a certificate signed by the Pledgor stating that no Event of Default has occurred and is continuing, the Agent shall deliver to the Pledgor suitable assignments and orders for the payment to the Pledgor or upon its order of all dividends, distributions, principal, interest and other payments to which the Pledgor is entitled as aforesaid, upon or with respect to any Pledged Securities which are registered or standing in the name of the Agent. Nothing in this SECTION 3 shall be deemed to prohibit any issuance of debt or equity securities, exercise of rights, distributions, payments or other actions not otherwise expressly prohibited by the Credit Agreement.

    (b) Notwithstanding any provision herein to the contrary, if any Event of Default shall have occurred and be continuing, upon the giving of the written notice referred to in subsection (a) above, then and whether or not any holder of the Obligations exercises any available option to declare such Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Agreement or any instrument or agreement evidencing or securing any Obligations, all dividends, distributions, or interest or principal payments, as the case may be, on the Pledged Securities shall be paid directly to the Agent on behalf of the Secured Parties, and retained by it as part of the Pledged Securities, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Pledgor agrees to execute and deliver to the Agent appropriate additional distribution and other orders and documents to that end.

    SECTION 4.  RIGHT TO VOTE PLEDGED SECURITIES.

    (a) Unless and until an Event of Default has occurred and is continuing, and the Agent at the Secured Parties' direction shall have notified the Pledgor in writing of its election to exercise the Agent's rights under this
SECTION 4, subject to SECTION 20 and applicalbe law, the Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Pledged Securities and to exercise conversion rights with respect to any convertible securities included therein; PROVIDED, HOWEVER, that no vote shall be cast, and no consent shall be given or shareholder action taken, which would have the effect of impairing the position or interest of the Agent and the Secured Parties with respect to the Pledged Securities or which

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would authorize or effect any action then prohibited by the Credit Agreement or any other Transaction Document referred to therein. Subject to SECTION 20 and applicable law, the Pledgor further agrees to: (a) to the extent consistent with the rules, regulations and policies of the Federal Communications Commission ("FCC") and other Federal, state or local authorities, vote its capital stock or partnership interests in the Borrower at all times in such manner as may be necessary or appropriate to cause the Borrower to comply in full with the Transaction Documents; (b) take no action to obstruct, impede or infringe upon the Agent's and the Lenders' enforcement of their rights, benefits and remedies under the Transaction Documents; or (c) otherwise cooperate fully with the Agent and the Secured Parties in taking any action which any of them may reasonably request in order to cause the Agent and the Secured Parties to obtain and enjoy the full rights and benefits granted to them under the Transaction Documents. Subject to SECTION 20 and applicable law, the Agent shall, upon receiving a written request from the Pledgor, deliver to the Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any Pledged Securities which are registered in the Agent's name, and make such arrangements with respect to the conversion of convertible securities as shall be specified in the Pledgor's request.

    (b) Notwithstanding any provision herein to the contrary, except SECTION 20, if any Event of Default shall have occurred and be continuing, upon the giving of the written notice referred to in subsection (a) above, then and whether or not any holder of the Obligations exercises any available option to declare such Obligations due and payable or seeks or pursues any other relief or remedy available to such holder under this Agreement or any instrument or agreement evidencing or securing any Obligations, the Agent, or its nominee, shall forthwith, without further action on the part of any person, have the sole and exclusive right (subject to SECTION 20 and to the extent permitted by law) to exercise all voting and other powers of ownership pertaining to the Pledged Securities and shall exercise such powers in such manner as the Agent, at the Secured Parties' direction, shall determine to be necessary, appropriate or advisable. The Pledgor hereby agrees to execute and deliver to the Agent such additional powers, authorizations, proxies, dividends and such other documents as the Agent may reasonably request to secure to the Agent the rights, powers and authority intended to be conferred upon the Agent by this subsection (b).

    SECTION 5.  EVENTS OF DEFAULT.

    The Pledgor shall be in default under this Agreement upon the occurrence of any "Event of Default" under and as defined in the Credit Agreement (hereinafter referred to as an "EVENT OF DEFAULT").

    SECTION 6.  REMEDIES UPON EVENT OF DEFAULT.

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    (a)  Subject to SECTION 20, if any Event of Default shall occur, the Agent on behalf of the Secured Parties may exercise all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation of the foregoing, unless the Obligations shall have been paid in full in cash, the Agent at the Secured Parties' direction, may, in the Secured Parties' sole discretion, without further demand, advertisement or notice, except as expressly provided for in subsection (i) below, apply the cash, if any, then held by it as collateral hereunder, for the purposes and in the manner provided in SECTION 7, and, if there shall be no such cash or the cash so applied shall be insufficient to make payment in full of all payments provided in SECTION 7,

         (i) Subject to SECTION 20 and applicable law, including, without limitation, Federal and State securities laws, sell the Pledged Securities, or any part thereof, in one or more sales, at a public or private sale, conducted by any officer or agent of the Agent, at a place of business of the Agent or elsewhere, for cash, upon credit or future delivery, and at such price or prices as the Agent shall determine, and, to the extent permitted by law, the Agent or any Secured Party may be the purchaser of any or all of the Pledged Securities so sold. Upon any such sale, the Agent shall have the right subject to SECTION 20, to deliver, assign and transfer to the purchaser thereof the Pledged Securities so sold. Each purchaser (including the Agent or any Secured Party) at any such sale shall hold the Pledged Securities so sold, absolutely free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption of the Pledgor which the Pledgor, to the extent it may lawfully do so, hereby specifically waives. The Agent shall give the Pledgor at least thirty (30) days' advance written notice of any such public or private sale. The Agent shall not be obligated to make any sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale from time to time by announcement at the time and place fixed for such sale, or any adjournment thereof, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Securities for credit or for future delivery, the Pledged Securities so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in case of the failure of such purchaser to pay for the Pledged Securities so sold, and in case of any such failure, such Pledged Securities may again be sold under and pursuant to the provisions hereof; or

         (ii) Proceed by a suit or suits at law or in equity to foreclose upon this Agreement and, subject to SECTION 20 and any other applicable laws, including, without limitation, Federal and State securities laws, sell the Pledged Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

    (b) If at any time when the Agent at the Secured Parties' direction shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to subsection (a)(i) of this Section, such Pledged Securities or the part thereof to be sold shall not, for any reason

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whatsoever, be effectively registered under the Securities Act of 1933, as from time to time in effect (the "SECURITIES ACT") or the securities laws of any state, the Agent, at the Secured Parties' direction, in their sole and absolute discretion, is hereby expressly authorized to sell such Pledged Securities or such part thereof by private sale in such manner and under such circumstances as the Agent and the Secured Parties may reasonably determine in order that such sale may be effected legally without such registration. The Agent and the Secured Parties shall sell all or any part of the Pledged Securities at a price which is commercially reasonable under the circumstances, in their sole and absolute discretion.

    (c) Subject to SECTION 20 and applicable law, the Agent as attorney-in-fact pursuant to SECTION 8 may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Securities sold in accordance with this Agreement. The Pledgor shall, if so requested by the Agent, ratify and confirm any sale or sales by executing and delivering to the Agent, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Agent, be advisable for such purpose.

    (d) The receipt of the Agent of the purchase money paid at any such sale made by it shall be a sufficient discharge therefor to any purchaser (other than the Agent) of the Pledged Securities, or any portion thereof, sold as aforesaid; and no such purchaser (or his or its representatives or assigns) (other than the Agent), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or nonapplication of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

    (e) The Agent and the Secured Parties shall incur no liability as a result of the sale of the Pledged Securities, or any part thereof; at any private sale pursuant to SECTION 6. The Pledgor hereby waives any claims against the Agent or any of the Secured Parties arising by reason of the fact that the price at which the Pledged Securities may have been sold at such private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Pledged Securities to more than one offeree, so long as the terms of the sale were commercially reasonable.

    SECTION 7.  APPLICATION OF PROCEEDS.

    The proceeds of any sale, or of collection, of all or any part of the Pledged Securities shall be applied by the Agent, without any marshaling of assets, in the following order:

    (a) first, to the payment of all of the costs and expenses of such sale, including, without limitation, reasonable legal fees, and all other expenses, liabilities and advances incurred or made by the Agent or the Secured Parties in connection therewith (including, without limitation, costs and expenses incurred in connection with any bankruptcy, reorganization or insolvency proceeding);

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    (b)  second, to the payment of the Obligations in such order as the Secured
Parties, in their sole discretion, shall determine, until payment in full thereof; and

    (c) finally, to the Pledgor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

    SECTION 8.  THE AGENT APPOINTED ATTORNEY-IN-FACT.

    Subject to SECTION 20 and applicable law, the Pledgor hereby appoints the Agent as the Pledgor's lawful attorney, with full power of substitution, in the name of the Pledgor, for the sole use and benefit of the Agent on behalf of the Secured Parties, but at the Pledgor's expense to take any action and execute any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof during the existence of any Event of Default. Such appointment as attorney is irrevocable and coupled with an interest.

    SECTION 9.  RECORD OWNERSHIP OF PLEDGED SECURITIES.

    Upon the occurrence of an Event of Default that is continuing and subject to SECTION 20 and the requirements of mandatory law, the Agent may cause, upon receipt of written notification by the Pledgor, any or all of the Pledged Securities to be transferred of record into the Agent's name. The Pledgor shall, upon request, promptly give to the Agent copies of any notices or other communications received by the Pledgor with respect to the Pledged Securities registered in the name of Pledgor.

    SECTION 10.  PERFECTION.

    PRIOR TO OR CONCURRENTLY WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR SHALL (I) DELIVER THE CERTIFICATES REPRESENTING THE PLEDGED SECURITIES, IF ANY, HEREUNDER TO THE AGENT, OR REGISTER THE SAME FOR PURPOSES OF
ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE; AND (II) EXECUTE SUCH FINANCING STATEMENTS AND OTHER DOCUMENTS IN SUCH OFFICES AT THE AGENT MAY REASONABLY REQUEST TO PERFECT THE SECURITY INTEREST GRANTED BY THE PLEDGOR PURSUANT TO
SECTION 1 OF THIS AGREEMENT AND WILL PERMIT THE SAME TO BE FILED BY THE AGENT.

    SECTION 11.  NO WAIVER.

    No failure on the part of the Agent or the Secured Parties to exercise, and no delay on the part of the Agent or the Secured Parties in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or the Secured Parties of any right, power or remedy hereunder preclude any other or further right, power or remedy.

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    SECTION 12.  SURVIVAL OF OBLIGATIONS; TERMINATION OF PLEDGE.

    This Agreement and the warranties, representations, agreements and covenants contained herein and in any certificates or instruments delivered pursuant hereto shall survive the making of the Loans and the execution and delivery of the Notes, regardless of any investigation made by the Agent or the Secured Parties or any person on behalf of the Agent or the Secured Parties, and shall continue for so long as any of the Obligations shall remain outstanding or any of the Secured Parties shall have any obligation to advance funds to the Borrower. Upon the repayment and performance in full of all the Obligations and the expiration or termination of any obligations of the Secured Parties to advance funds to the Borrower pursuant to the Credit Agreement, the Agent shall forthwith assign, transfer and deliver to the Pledgor or its assignees, without representation, warranty or recourse (except as to no prior transfer), against appropriate receipts, all the Pledged Securities, if any, then held by it in pledge hereunder and all duly executed instruments of transfer or assignments in blank relating thereto and any other property held by the Agent pursuant to this Agreement free and clear of the lien of this Agreement and the liens of the other Loan Documents, except that such liens shall be reinstated with respect to any payment made or received by the Secured Parties in respect of the Obligations that is subsequently voided as a fraudulent conveyance, preference or otherwise.

    SECTION 13.  CONSENT TO JURISDICTION.

    THE PLEDGOR, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF ITS OBLIGATIONS ARISING HEREUNDER OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, TO THE EXTENT THAT IT MAY LAWFULLY DO SO, THE PLEDGOR CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR U.S. CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE PLEDGOR AT THE ADDRESS PROVIDED HEREIN. TO THE EXTENT THE PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF
EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY,      THE PLEDGOR
HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

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    SECTION 14.  WAIVER OF JURY TRIAL.

    THE PLEDGOR HEREBY VOLUNTARILY AND IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH.

    SECTION 15.  SUCCESSORS AND ASSIGNS.

    This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the Pledgor, the Agent and each of the Secured Parties, and any subsequent holder of any of the Obligations.

    SECTION 16.  ADDITIONAL INSTRUMENTS AND ASSURANCE.

    The Pledgor hereby agrees, at the Pledgor's own expense, (i) to execute and deliver, from time to time, any and all further, or other, instruments, and to perform such acts, as shall be reasonably required to effect the purposes of this Agreement to secure to the Agent and the Secured Parties, and to all persons who may from time to time be the holder of any of the Obligations in accordance with the Credit Agreement, the benefits of all right, authorities and remedies conferred upon Agent and the Secured Parties by the terms of this Agreement, and (ii) to otherwise cooperate fully with the Agent and the Secured Parties to obtain and enjoy their full rights and benefits under the Loan Documents, including, without limitation, using its best efforts to assist the Agent in obtaining the approval of the FCC or any state municipality or other governmental authority for any action or transaction contemplated by any of the Loan Documents which is then required under applicable law.

    SECTION 17.  NOTICES.

    All notices, requests, demands and other communications provided for hereunder shall be in writing (including telecopied communication) and mailed or telecopied or delivered to the applicable party at the addresses indicated below.

    If to the Agent or the Secured Parties:

         Fleet National Bank
         One Federal Street
         Mail Stop:  MAOFD03D
         Boston, Massachusetts 02110
         Attention:  Christopher A. Swindell
         Telecopy No.:  (617) 346-4345/6
    with a copy (which shall not constitute notice) to:

         Elizabeth H. Munnell, Esq.
         Edwards & Angell
         101 Federal Street
         23rd Floor
         Boston, Massachusetts  02110
         Telecopy No: (6l7) 439-4170

    If to the Pledgor:

              Teletrac Holdings, Inc.
         2323 Grand - Suite 1100
         Kansas City, Missouri 64108-2670
         Attention:  Steve D. Scheiwe, Esq.
         Telecopy:  (816) 474-3475

    with a copy (which shall not constitute notice) to:

         Karen Wiedemann, Esq.
         Reboul, MacMurray, Hewitt, Maynard & Kristol
         45 Rockefeller Plaza
         New York, New York 10111
              Telecopy No.:  (212) 841-5725

or, as to each party, at such other address as shall be designated by such parties in a written notice to the other parties complying as to delivery with the terms of this Section. All such notices, requests, demands and other communication shall be deemed given upon receipt by the party to whom such notice is directed.

    SECTION 18.  SEVERABILITY.

    In case any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been included.

    SECTION 19. CUMULATIVE REMEDIES.

    The rights, powers and remedies provided herein in favor of the Agent and the Secured Parties shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other rights and remedies in favor of the Agent and the Secured Parties existing at law or in equity, including (without limitation) all of the rights, powers and remedies available to a secured party under any law or regulation.

    SECTION 20.  FCC AND MUNICIPAL APPROVALS.

    The Agent's and the Securities Parties' rights under this Agreement are subject to all applicable rules and regulations of the Federal Communications Commission ("FCC"). Notwithstanding anything to the contrary contained herein, neither the Agent nor any of the Secured Parties will take any action pursuant to this Agreement which would constitute or result in any assignment of any FCC license or any other governmental license, permit or franchise, or any change of control of the Pledgor or any FCC license or any other governmental license, permit or franchise, whether DE FACTO or DE JURE, if such assignment of license, permit or franchise or change of control would require the prior approval of the FCC under the Communications Act of 1934, as amended (including the written rules and regulations promulgated by the FCC). The Pledgor agrees to take any action, at the Pledgor's sole cost and expense, which the Agent may request in order to obtain and enjoy to the fullest possible extent the rights and benefits granted to the Agent and the Secured Parties by this Agreement and the other Loan Documents in connection herewith or in any document evidencing or securing the Pledged Securities, including specifically, at the Pledgor's own cost and expense, the use of its best efforts to assist in obtaining approval of the FCC or any other agency or government for any action or transaction contemplated by, and consistent with the terms of, this Agreement which is then required by law, and specifically, without limitation, upon request to prepare, sign and file (or cause to be filed) with the FCC or any other agency or government the assignor's or transferor's portion of any application or applications for consent to the assignment of any license or franchise or any change of control necessary or appropriate under the FCC's or any agency or government's rules or regulations for approval of (a) the assignment of any FCC License or transfer of control thereof, (b) any sale or sales of property constituting the Pledged Securities by any of the Secured Parties or the Agent on behalf of the Secured Parties, or
(c) any assumption by any of the Secured Parties or the Agent on behalf of the Secured Parties of voting rights or management rights in property constituting the Pledged Securities effected in accordance with the terms of this Agreement. Furthermore, notwithstanding anything to the contrary contained in this Agreement, the Agent and the Secured Parties agree that (aa) voting rights in the Pledged Securities shall remain with the Pledgor even upon an Event of Default unless all required prior approvals of the FCC to the transfer of such voting rights shall have been obtained, (bb) upon an Event of Default, and only if so permitted by this Agreement, the Agent or the Secured Parties may dispose of the Pledged Securities, but only by private or public sale or other means acceptable to the FCC, and (cc) prior to the exercise of stockholder rights by a purchaser at such sale, all necessary FCC consents with respect to such sale shall be timely obtained.


    SECTION 21.  GOVERNING LAW.

    THIS AGREEMENT SHALL BE DEEMED EXECUTED AS A SEALED INSTRUMENT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AS A CONTRACT TO BE EXECUTED AND PERFORMED WITHIN THE STATE OF NEW YORK.

    SECTION 22.  HEADINGS.

    The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall in no way affect the construction or interpretation of this Agreement.

    SECTION 23.  PAYMENT OF EXPENSES.

    In the event this Agreement shall be enforced by suit or otherwise, the Pledgor will reimburse the Agent and the holder or holders of the Obligations, upon demand, for all expenses incurred in connection therewith, including without limitation, reasonable attorneys' fees (including, without limitation, all such costs, charges and expenses incurred by the Agent or any of the Secured Parties in connection with any Reorganization).

    SECTION 24.  COUNTERPARTS.

    This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement.

    SECTION 25.  AGENT.

    The parties hereto, and any Person not a party hereto for whose benefit the Agent holds the Pledged Securities hereunder, acknowledge that the Agent has been requested to act as agent for the Secured Parties hereunder pursuant to the terms of the Credit Agreement, and that the Agent, to the extent it may so act hereunder, shall exercise all of the rights and remedies hereunder on behalf of, and as agent for the benefit of, the Secured Parties and each of them. Without limiting the generality of the foregoing, the Agent is authorized to execute and deliver, from time to time, on behalf of the Secured Parties, any and all amendments and modifications to this Agreement and any and all waivers to any conditions herein or any Event of Default hereunder.

    SECTION 26. INCONSISTENCIES. Any inconsistencies between the provisions of this Agreement and the Credit Agreement shall be governed by reference to the provisions of the Credit Agreement.

    IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the parties hereto by their duly authorized representatives all as of the day and year first above written.

                                  PLEDGOR:

                                  TELETRAC HOLDINGS, INC.


                                  By:__________________________
                                   Alan Howe, Vice President of
                                   Finance and Corporate Development


                                  AGENT:

                                  FLEET NATIONAL BANK


                                  By:__________________________
                                   Christopher A. Swindell,
                                   Vice President
                                   Media & Communications Group

                                      EXHIBIT A

                                  PLEDGED SECURITIES


NAME AND ADDRESS
OF PLEDGOR                             NO. AND TYPE OF SHARES OWNED
Teletrac, Inc.                         1,000 shares Common Stock,
2323 Grand Street, Suite 1100          par value $.01 of Teletrac
Kansas City, Missouri 64108            License, Inc.